EXHIBIT 10.1
AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT
This AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT (this “Amendment”), is made and entered into as of August 19, 2022, by and among:
Coöperatieve Rabobank, U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”) and Sumitomo Mitsui Banking Corporation, New York Branch, a Japanese corporation (“SMBC”), as purchasers (each, a “Buyer” and, collectively, the “Buyers”);
The Scotts Company LLC, an Ohio limited liability company, as seller (“Seller”); and

solely for purposes of Section 5.3 hereof, the Scotts Miracle-Gro Company, an Ohio corporation, as guarantor (“Guarantor”),

and amends that certain 1996 SIFMA Master Repurchase Agreement, dated as of April 7, 2017, between Seller and Buyers, as supplemented by Annex I (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of August 24, 2018, that certain Amendment No. 2 to Master Repurchase Agreement, dated as of August 21, 2020, and that certain Amendment No. 3 to Master Repurchase Agreement, dated as of August 20, 2021, the “Master Repurchase Agreement” and as amended hereby, the “Amended Master Repurchase Agreement”). Each of the Buyers and Seller may also be referred to herein individually as a “Party”, and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into the Master Repurchase Agreement for the purpose of Seller transferring to the Buyers certain securities or other assets against the transfer of funds by the Buyers, with a simultaneous agreement by the Buyers to transfer to Seller such securities or other assets at a date certain or on demand, against the transfer of funds by Seller;
WHEREAS, the Parties and Rabobank, as Buyers’ agent (in such capacity, “Agent”), entered into that certain Master Framework Agreement, dated as of April 7, 2017, (as amended, supplemented or otherwise modified from time to time, the “Framework Agreement”);
WHEREAS, Guarantor entered into the Guaranty in favor of Agent and the Buyers pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by Seller under the Transaction Agreements; and
WHEREAS, the Parties now wish to amend certain provisions of the Master Repurchase Agreement as hereinafter stated.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and, solely for purposes of Section 5.3 hereof, Guarantor agree as follows:
1.    Interpretation.
1.1    Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Master Repurchase Agreement or the Framework Agreement (including Schedule 1 thereto), as applicable.

2.    Amendment.

The Master Repurchase Agreement is hereby amended, effective from and after the Effective Date, as follows:

2.1    Exhibit A to Annex I to the Master Repurchase Agreement is amended and restated in the form of Annex A attached hereto.

2.2    Exhibit B to Annex I to the Master Repurchase Agreement is amended and restated in the form of Annex B attached hereto.

2.3    Exhibit C to Annex I to the Master Repurchase Agreement is amended and restated in the form of Annex C attached hereto.
3.    Conditions to Effectiveness.
This Amendment shall be effective as of the date first above written (the “Effective Date”) upon the Agent’s receipt of counterparts to this Amendment executed by each of the other parties hereto.
4.    Representations, Warranties and Undertakings.
4.1    Seller. In entering into this Amendment, Seller hereby makes or repeats (as applicable) to Agent and each Buyer as of the Effective Date (or, to the extent expressly relating to a specific prior date, as of such prior date) the representations and warranties set forth in the Master Repurchase Agreement and each other Transaction Agreement to which Seller is a party, and such representations and warranties shall be deemed to include this Amendment. Seller further represents that it has complied in all material respects with all covenants and agreements applicable to it under the Master Repurchase Agreement and each of the other Transaction Agreements to which it is a party.
5.    Miscellaneous.
5.1    Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 5.1.
5.2    Ratification. Except as amended hereby each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Master Repurchase Agreement, including Annex I thereto, in any other Transaction Agreement shall be deemed to be references to the Amended Master Repurchase Agreement, and any amendment in this Amendment of a defined term in the Master Repurchase Agreement, including Annex I thereto, shall apply to terms in any other Transaction Agreement which are defined by reference to the Master Repurchase Agreement or Annex I thereto.
5.3    Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof, it being understood that such terms and conditions may affect the extent of the Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Master Repurchase Agreement, including Annex I thereto, shall apply to terms in the Guaranty which are defined by reference to the Master Repurchase Agreement or Annex I thereto.

5.4    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT

GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
5.5    Expenses. All reasonable legal fees and expenses of Agent and each Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.
5.6    Transaction Agreement. This Amendment shall be a Transaction Agreement, as set forth in Section 2.1 of the Framework Agreement, for all purposes.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Buyer and Agent:

Coöperatieve Rabobank, U.A., New York Branch
By:	/s/ JINYANG WANG
Name:	Jinyang Wang
Title:	Executive Director
By:	/s/ EDUARD TROMMELEN
Name:	Eduard Trommelen
Title:	Vice President

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Repurchase Agreement]

Buyer:

Sumitomo Mitsui Banking Corporation, New York Branch
By:	/s/ YOSHITERU SHIBATA
Name:	Yoshiteru Shibata
Title:	Executive Director, Global Trade Finance Dept.

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Repurchase Agreement]

Seller:

The Scotts Company LLC
By:	/s/ JEFFREY R. LEUENBERGER
Name:	Jeffrey R. Leuenberger
Title:	Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Repurchase Agreement]

Solely for purposes of Section 5.3 hereof:

Guarantor:

The Scotts Miracle-Gro Company
By:	/s/ JEFFREY R. LEUENBERGER
Name:	Jeffrey R. Leuenberger
Title:	Vice President and Corporate Treasurer

[Signature Page to Amendment No. 4 to Master Repurchase Agreement]